                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                     Information required in Proxy Statement
                            Schedule 14A Information
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            THE INDONESIA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

================================================================================

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                       THE LATIN AMERICA EQUITY FUND, INC.

                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                   ----------

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                       TO BE HELD ON APRIL 21 AND 22, 2005

                                   ----------

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meetings of Shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") (each a "Meeting" and collectively, the "Meetings") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th streets), 16th Floor, New York, New York 10017, on the following dates and times:

The Chile Fund, Inc. ("CH")                       April 21, 2005       3:00 p.m.
The Latin America Equity Fund, Inc. ("LAQ")       April 21, 2005       3:30 p.m.
The Indonesia Fund, Inc. ("IF")                   April 22, 2005       4:00 p.m.

     The purpose of the Meetings is to consider and act upon the following proposal for each Fund and to consider and act upon such other matters as may properly come before the Meetings or any adjournments thereof:

          1.   CH - To elect two Directors for a three-year term;
               LAQ - To elect one Director for a three-year term; and IF - To elect two Directors for a three-year term.

     This item is discussed in greater detail in the attached Joint Proxy Statement.

     The close of business on February 25, 2005 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Meetings.

     This notice and related proxy material are first being mailed on or about March 1, 2005.

                                  By Order of each Board of Directors

                                    /s/   Michael A. Pignataro

                                            MICHAEL A. PIGNATARO
                                                  SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETINGS. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 1, 2005
New York, New York

                 (This page has been left blank intentionally.)

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                       THE LATIN AMERICA EQUITY FUND, INC.
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                   ----------

                          JOINT PROXY STATEMENT FOR THE
                         ANNUAL MEETINGS OF SHAREHOLDERS
                       TO BE HELD ON APRIL 21 AND 22, 2005

                                   ----------

     This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on April 21, 2005 (The Chile Fund, Inc. and The Latin America Equity Fund, Inc.) and 22, 2005 (The Indonesia Fund), and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy") accompany this Joint Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., the administrator of the Funds (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by each Fund and which will receive a fee not to exceed $1,500 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne one-third by each Fund. This Joint Proxy Statement is expected to be mailed to shareholders on or about March 1, 2005.

     CSAM has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Ave., 23rd Floor, New York, New York 10179. Celfin Capital Servicios Financieros S.A. ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Chile Fund, Inc. ("CH") and The Latin America Equity Fund, Inc. ("LAQ"). Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"), located at Level 32, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, serves as investment sub-adviser to The Indonesia Fund, Inc. ("IF").

     The Funds' Annual Reports, containing audited financial statements for the fiscal year ended December 31, 2004, accompany this Proxy Statement. They are not to be regarded as proxy-soliciting material.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THAT FUND BY CALLING 1-800-293-1232, BY WRITING TO THE SECRETARY OF THE RELEVANT FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT

466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUNDS' WEBSITE AT www.csam.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     If an enclosed Proxy is properly executed and returned in time to be voted at the Meeting to which it relates, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of each Fund's nominee(s) for director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meetings and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn such Meeting, without notice other than an announcement at such Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of a Director at each Meeting will require that the successful candidate(s) receive a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the elections.

     CSAM and its affiliates have advised the Funds that they intend to vote the shares over which they have voting power at the Meetings, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). Each Share of a Fund is entitled to one vote at that Fund's Meeting, and fractional Shares are entitled to a proportionate share of one vote. On the record date, February 25, 2005, the following number of Shares of each Fund were issued and outstanding:

                             CH      10,139,926 Shares
                             LAQ      6,322,240 Shares
                             IF       8,266,202 Shares

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. To the extent information regarding common ownership is available to the Funds, a shareholder who owns of record Shares in more than one Fund will receive a package containing a Joint Proxy Statement and Proxies for each Fund in which that shareholder owns Shares. If information relating to common ownership is not available to the Funds, a shareholder who beneficially owns Shares in more than one Fund may receive more than one package, each containing a Joint Proxy Statement and a Proxy for a single Fund. It is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

     In order that your Shares may be represented at the Meeting(s), you are requested to:
     --indicate your instructions on the Proxy;
     --date and sign the Proxy;
     --mail the Proxy promptly in the enclosed envelope; and --allow sufficient time for the Proxy to be received and processed on or before the commencement of the applicable Meeting(s) on the dates and at the times indicated below.

                            CH     April 21, 2005   3:00 p.m.
                            LAQ    April 21, 2005   3:30 p.m.
                            IF     April 22, 2005   4:00 p.m.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meetings will be the election of directors. If elected, each director will hold office for the term set forth below and until his successor is elected and qualified.

     Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Each nominee is a current director whose term expires on the date of the applicable Meeting and, if elected, will serve until the 2008 Annual Meeting of the Fund(s) on the Board(s) of which he sits and until his successor is elected and qualified. Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

                        CH:    James J. Cattano (three-year term)
                               Steven N. Rappaport (three-year term)
                        LAQ:   James J. Cattano (three-year term)
                        IF:    Lawrence J. Fox (three-year term)
                               Michael E. Kenneally (three-year term)

     Information about each nominee is set forth in more detail below.

     The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, directors whose terms of office continue beyond the Meetings, and the officers of the Funds. The current terms of office of each Fund's officers will end at the applicable Board of Directors' meeting next following the Meeting.

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
   NAME, ADDRESS AND           HELD WITH      LENGTH OF TIME      OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS
     DATE OF BIRTH              FUND(S)            SERVED          THE PAST 5 YEARS       BY DIRECTOR      HELD BY DIRECTOR
-----------------------------  -----------  -------------------  ---------------------    -----------  ---------------------------
NON-INTERESTED
 NOMINEES FOR DIRECTOR:

James J. Cattano               CH and       CH: Since 1989;      President, Primary            4       None
  c/o Primary Resources, Inc.  LAQ:         current term ends    Resources, Inc.
  55 Old Field Point Road      Director,    at the 2005          (an international
  Greenwich,                   Nominating   annual meeting       trading and manu-
  Connecticut 06830            Committee                         facturing company
  Date of Birth: 06/24/43      Member       LAQ: Since           specializing in the
                               and Audit    1990; current        sale of agricultural
                               Committee    term ends at the     commodities
                               Chairman     2005 annual          throughout Latin
                                            meeting              American
                                                                 markets) since
                                                                 October 1996


Lawrence J. Fox                IF:          IF: Since 2000;      Partner, Drinker              3       Director,Winthrop
  One Logan Square             Director,    current term ends    Biddle & Reath                        Trust Company
  18th & Cherry Streets        Nominating   at the 2005          (law firm) since
  Philadelphia,                and Audit    annual meeting       1972
  Pennsylvania 19103           Committe
  Date of Birth: 07/17/43      Member

Steven N. Rappaport            CH:          CH: Since 2003;      Partner of Lehigh             42      Director of
  c/o Lehigh Court, LLC        Director,    current term ends    Court, LLC and                        Presstek, Inc. (a
  40 East 52nd Street          Nominating   at the 2005 annual   RZ Capital                            digital imaging
  New York,                    and Audit    meeting              (private investment                   technologies
  New York 10022               Committee                         firms) from                           company);
  Date of Birth: 07/10/48      Member                            July 2002 to                          Director of Wood
                                                                 present; Transition                   Resources, LLC (a
                                                                 Adviser to                            plywood
                                                                 SunGard Securities                    manufacturing
                                                                 Finance, Inc. from                    company)
                                                                 February 2002 to
                                                                 July 2002;
                                                                 President of
                                                                 SunGard Securities
                                                                 Finance, Inc. from
                                                                 2001 to February
                                                                 2002; President of
                                                                 Loanet, Inc. (an
                                                                 on-line accounting
                                                                 service) from
                                                                 1997 to 2001

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
   NAME, ADDRESS AND           HELD WITH      LENGTH OF TIME      OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS
     DATE OF BIRTH              FUND(S)            SERVED          THE PAST 5 YEARS       BY DIRECTOR      HELD BY DIRECTOR
-----------------------------  -----------  -------------------  ---------------------    -----------  ---------------------------
INTERESTED NOMINEE
  FOR DIRECTOR:

Michael E. Kenneally*          CH and IF:   IF: Since 2004;      Chairman and                  44      None
  c/o Credit Suisse Asset      Director,    current term ends    Global Chief
  Management, LLC              Chairman     at the 2005          Executive Officer
  466 Lexington Avenue         of the       annual meeting       of CSAM since
  New York,                    Board,                            2003; Chairman
  New York 10017-3140          Chief        CH: Since 2004;      and Chief Investment
  Date of Birth: 03/30/54      Executive    current term ends    Officer of
                               Officer and  at the 2006          Banc of America
                               President    annual meeting       Capital Management
                                                                 from 1998 to
                               LAQ:         LAQ: Since 2004      March 2003;
                               Chairman                          Officer of other
                               of the                            Credit Suisse
                               Fund, Chief                       Funds
                               Executive
                               Officer and
                               President

NON-INTERESTED DIRECTORS:      CH and       CH and LAQ:          Professor of                  8       Director of The
                               LAQ: Lead    Since 1996;          Finance and                           Adams Express
Enrique R. Arzac               Director,    current term ends    Economics,                            Company (a
  c/o Credit Suisse Asset      Nominating   at the 2006          Graduate School                       closed-end investment
  Management, LLC              Committee    annual meeting       of Business,                          company);
  Attn: General Counsel        Chairman                          Columbia                              Director of
  466 Lexington Avenue         and Audit    IF: Since 2000;      University since                      Petroleum and
  New York,                    Committee    current term ends    1971                                  Resources
  New York 10017-3140          Member       at the 2006                                                Corporation (a
  Date of Birth: 10/02/41                   annual meeting                                             closed-end
                               IF:                                                                     investment
                               Director,                                                               company)
                               Nominating
                               Committee
                               Chairman
                               and Audit
                               Committee
                               Member

Richard H. Francis**           IF:          IF: Since 1990;      Currently retired             41      None
  c/o Credit Suisse Asset      Director,    current term ends
  Management, LLC              Nominating   at the 2007
  Attn: General Counsel        Committee    annual meeting
  466 Lexington Avenue         Member
  New York,                    and Audit
  New York 10017-3140          Committee
  Date of Birth: 04/23/32      Chairman

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
   NAME, ADDRESS AND           HELD WITH      LENGTH OF TIME      OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS
     DATE OF BIRTH              FUND(S)            SERVED          THE PAST 5 YEARS       BY DIRECTOR      HELD BY DIRECTOR
-----------------------------  -----------  -------------------  ---------------------    -----------  ---------------------------
George W. Landau**             CH:          CH: Since 1989;      Senior Advisor,               5       Director of GAM
  c/o Credit Suisse Asset      Director,    current term ends    Latin America,                        Funds, Inc.
  Management, LLC              Nominating   at the 2007          The Coca-Cola
  Attn: General Counsel        and Audit    annual meeting       Company since
  466 Lexington Avenue         Committee                         1988; Advisor of
  New York,                    Member       LAQ: Since           Guardian Industries
  New York 10017-3140                       1990; current        (a glass
  Date of Birth: 03/04/20      LAQ:         term ends at the     manufacturer)
                               Director,    2006 annual          since 1992
                               Audit        meeting
                               Committee
                               Member

Martin M. Torino               LAQ:         LAQ: Since           Chief Executive               3       None
  c/o Credit Suisse Asset      Director,    1990; current        Officer and
  Management, LLC              Nominating   term ends at the     Director of Celsur
  Attn: General Counsel        and Audit    2007 annual          Logistica S.A.
  466 Lexington Avenue         Committee    meeting              (Logistics) since
  New York,                    Member                            2002; Chairman of
  New York 10017-3140                                            the Board of
  Date of Birth: 08/14/49                                        Ingenio y Refineria
                                                                 San Martin Del
                                                                 Tabacal S.A. (a
                                                                 sugar refinery)
                                                                 from August 1996
                                                                 to 2000

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S)   TERM OF OFFICE AND        PRINCIPAL            COMPLEX
   NAME, ADDRESS AND           HELD WITH      LENGTH OF TIME      OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS
     DATE OF BIRTH              FUND(S)            SERVED          THE PAST 5 YEARS       BY DIRECTOR      HELD BY DIRECTOR
-----------------------------  -----------  -------------------  ---------------------    -----------  ---------------------------
INTERESTED DIRECTOR:

William W. Priest, Jr.*        CH, IF and   CH and LAQ:          Chief Executive               47      Director of Globe
  c/o Epoch Investment         LAQ:         Since 1997;          Officer of J Net                      Wireless, LLC (a
  Partners                     Director     current term ends    Enterprises, Inc. (a                  maritime communications
  667 Madison Avenue                        at the 2007          technology                            company);
  New York,                                 annual meeting       holding company)                      Director of
  New York 10021                                                 since June 2004;                      InfraRed X (a
  Date of Birth: 09/24/41                   IF: Since 1990;      Chief Executive                       medical device
                                            current term ends    Officer of Epoch                      company);
                                            at the 2006          Investment                            Director of J Net
                                            annual meeting       Partners, Inc.                        Enterprises, Inc.
                                                                 since April 2004;
                                                                 Co-Managing
                                                                 Partner, Steinberg
                                                                 Priest & Sloane
                                                                 Capital Management,
                                                                 LLC from
                                                                 2001 to March
                                                                 2004; Chairman
                                                                 and Managing
                                                                 Director of CSAM
                                                                 from 2000 to
                                                                 February 2001,
                                                                 Chief Executive
                                                                 Officer and
                                                                 Managing Director
                                                                 of CSAM from
                                                                 1990 to 2000

----------
  * Mr. Priest may be deemed an interested person of the Fund, as defined in the 1940 Act, because up to December 31, 2002 he was retained by CSAM to provide consulting services. Mr. Kenneally is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM.
 ** Each of Mr. Francis and Mr. Landau serves his term as a director, subject to the Nominating Committee's annual waiver of the Fund's retirement policy with respect to him.

   NAME, ADDRESS AND             POSITION(S) HELD                                 PRINCIPAL OCCUPATION(S) DURING THE
     DATE OF BIRTH                  WITH FUND(S)        LENGTH OF TIME SERVED                PAST 5 YEARS
-----------------------------  -----------------------  ----------------------  ---------------------------------------
OFFICERS:

Matthew J. K. Hickman          CH: Chief                CH and LAQ: Since       Vice President of CSAM since December
  c/o Credit Suisse Asset      Investment Officer       2004                    2003; Financial Advisor with Global
  Management, LLC                                                               Advisors from July 2003 to November
  466 Lexington Avenue         LAQ: Co-Chief                                    2003; General Manager of Compass Group
  New York,                    Investment Officer                               Investment Advisors S.A. from February
  New York 10017-3140                                                           2002 to July 2003; Financial Advisor
  Date of Birth: 01/21/64                                                       with Credit Suisse First Boston from
                                                                                August 2000 to February 2002; Director
                                                                                of ABN AMRO from September 1998 to
                                                                                August 2000; Officer of other Credit
                                                                                Suisse Funds

Emily Alejos                   CH: Investment           CH and LAQ: Since       Director of CSAM; Associated with CSAM
  c/o Credit Suisse Asset      Officer                  1999                    since 1997; Officer of other Credit
  Management, LLC                                                               Suisse Funds
  466 Lexington Avenue         LAQ: Co-Chief
  New York,                    Investment Officer
  New York 10017-3140
  Date of Birth: 10/27/63

Michael A. Pignataro           CH, IF and LAQ:          CH, IF and LAQ:         Director and Director of Fund
  c/o Credit Suisse Asset      Chief Financial          Since 1993              Administration of CSAM; Associated with
  Management, LLC              Officer and                                      CSAM since 1984; Officer of other Credit
  466 Lexington Avenue         Secretary                                        Suisse Funds
  New York,
  New York 10017-3140
  Date of Birth: 11/15/59

Emidio Morizio                 CH, IF and LAQ:          CH, IF and LAQ:         Director and Global Head of Compliance
  c/o Credit Suisse Asset      Chief Compliance         Since 2004              of CSAM; Associated with CSAM since July
  Management, LLC              Officer                                          2000; Vice President and Director of
  466 Lexington Avenue                                                          Compliance of Forstmann-Leff Associates
  New York,                                                                     from 1998 to June 2000; Officer of other
  New York 10017-3140                                                           Credit Suisse Funds
  Date of Birth: 09/21/66

Ajay Mehra                     CH, IF and LAQ:          CH, IF and LAQ:         Director and Deputy General Counsel of
  c/o Credit Suisse Asset      Chief Legal              Since 2004              CSAM since September 2004; Senior
  Management, LLC              Officer                                          Associate of Shearman & Sterling LLP
  466 Lexington Avenue                                                          from September 2000 to September 2004;
  New York,                                                                     Senior Counsel of the SEC Division of
  New York 10017-3140                                                           Investment Management from June 1997 to
  Date of Birth: 08/14/70                                                       September 2000; Officer of other Credit

   NAME, ADDRESS AND             POSITION(S) HELD                                 PRINCIPAL OCCUPATION(S) DURING THE
     DATE OF BIRTH                  WITH FUND(S)        LENGTH OF TIME SERVED              PAST 5 YEARS
-----------------------------  -----------------------  ----------------------  ---------------------------------------
J. Kevin Gao.                  CH, IF and LAQ:          CH, IF and LAQ:         Vice President and Legal Counsel of
  c/o Credit Suisse Asset      Senior Vice              Since 2004              CSAM; Associated with CSAM since July
  Management, LLC              President                                        2003; Associated with the law firm of
  466 Lexington Avenue                                                          Willkie Farr & Gallagher LLP from 1998
  New York,                                                                     to 2003; Officer of other Credit Suisse
  New York 10017-3140                                                           Funds
  Date of Birth: 10/13/67

Robert M. Rizza.               CH, IF and LAQ:          CH, IF and LAQ:         Assistant Vice President of CSAM since
  c/o Credit Suisse Asset      Treasurer                Since 1999              January 2001; Associated with CSAM since
  Management, LLC                                                               1998; Officer of other Credit Suisse
  466 Lexington Avenue                                                          Funds
  New York,
  New York 10017-3140
  Date of Birth: 12/09/65

Boon Hong Yeo                  IF: Chief Investment     IF: Since 2003          Director of Credit Suisse Asset
  c/o Credit Suisse Asset      Officer                                          Management (Australia) Limited; Director
  Management, LLC                                                               of AIB Govett (Asia) Limited from
  466 Lexington Avenue                                                          October 2001 to April 2002; Managing
  New York,                                                                     Director of Zenith Asset Management
  New York 10017-3140                                                           Singapore from January 2001 to September
  Date of Birth: 05/02/60                                                       2001; Associate Director of CMG First
                                                                                State Singapore from 1994 to 2000

     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the CSAM Family of Investment Companies (as defined below) beneficially owned by each director.

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                 DIRECTOR OR NOMINEE IN CSAM
                                          DOLLAR RANGE OF EQUITY SECURITIES          FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE                        OWNED*(1)(2)                         COMPANIES*(1)(3)
---------------------------              ----------------------------------  -----------------------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
James J. Cattano                                       CH:   C                                D
                                                       LAQ:  C
Lawrence J. Fox                                        IF:   B                                C
Steven N. Rappaport                                    CH:   B                                C

INTERESTED NOMINEE FOR DIRECTOR:
Michael E. Kenneally                                   CH:   A
                                                       IF:   A
                                                       LAQ:  A                                A

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                       CH:   C                                E
                                                       IF:   B
                                                       LAQ:  C
Richard Francis                                        IF:   B                                E
George W. Landau                                       CH:   C                                D
                                                       LAQ:  C
Martin Torino                                          LAQ:  C                                C

INTERESTED DIRECTOR:
William W. Priest, Jr.                                 CH:   B                                C
                                                       LAQ:  B

----------
*    Key to Dollar Ranges
       A.   None
       B.   $1 - $10,000
       C.   $10,001 - $50,000
       D.   $50,001 - $100,000
       E.   over $100,000

(1) This information has been furnished by each Director as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) Each Fund's directors and officers, in the aggregate, own less than 1% of that Fund's outstanding equity securities.

(3) "CSAM Family of Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2004, none of the non-interested nominees for election to the Boards, the non-interested directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended December 31, 2004, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Funds' Board meetings. The total remuneration paid or accrued by CH, IF and LAQ during the fiscal year ended December 31, 2004 to all such unaffiliated directors was $36,500, $29,000 and $39,500, respectively.

     During the fiscal year ended December 31, 2004, each Board convened five times. Each director attended at least seventy-five percent of the aggregate number of meetings of each Board and any committees on which he served during the period for which he was a director.

     Each Fund has an Audit Committee consisting of all the directors who are not interested persons of that Fund and who are independent of that Fund (as such term is defined by the listing standards of the New York Stock Exchange ("NYSE") for CH and LAQ and by the listing standards of the American Stock Exchange ("AMEX") for IF). Each of the Audit Committees of CH, IF and LAQ convened twice during the fiscal year ended December 31, 2004. Each Fund's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting that Fund.

     Messrs. Arzac, Cattano and Rappaport constitute CH's Nominating Committee, Messrs. Arzac, Fox and Francis constitute IF's Nominating Committee and Messrs. Arzac, Cattano and Torino constitute LAQ's Nominating Committee, each of which is composed of Directors who are not interested persons of the applicable Fund and who are independent of that Fund (as such term is defined by the NYSE's listing standards for CH and LAQ and by the AMEX's listing standards for IF). At a meeting of CH's Nominating Committee held on February 18, 2005, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Cattano and Rappaport each for a three-year term. At a meeting of IF's Nominating Committee held on February 14, 2005, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Fox and Kenneally each for a three-year term. At a meeting of LAQ's Nominating Committee held on February 18, 2005, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Cattano for a three-year term. Each Fund's Nominating Committee selects and nominates Non-Interested Directors. The Nominating Committees will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the relevant Fund. Each Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated March 1, 2004). In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable, purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     None of the Funds has a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board. All such communications will be directed to the Board's attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders.

                         REPORTS OF THE AUDIT COMMITTEES

     Pursuant to the Audit Committee Charter adopted by each Fund's Board (a copy of which was included as Appendix B to the Fund's proxy statement dated March 1, 2004), the Audit Committee is responsible for conferring with that Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of that Fund's independent registered public accounting firm and overseeing that Fund's internal controls. Each Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to that Fund and to CSAM and certain of its affiliates. Each Audit Committee advises a Fund's full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

     Each Audit Committee has met with the applicable Fund's management to discuss, among other things, that Fund's audited financial statements for the fiscal year ended December 31, 2004. Each Audit Committee has also met with the Funds' independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund's audit, that Fund's financial statements and that Fund's accounting controls. Each Audit Committee has received from PwC the letter required by the Securities and Exchange Commission's ("SEC") independence rules describing any relationships between it and the applicable Fund that may be thought to bear upon the independence of the independent registered public accounting firm. Each Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to that Fund and to CSAM was compatible with maintaining PwC's independence.

     The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, an Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not provide assurance that the audit of a Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, each Audit Committee recommended to the Board that the applicable Fund's audited financial statements be included in that Fund's 2004 Annual Report to Shareholders for the fiscal year ended December 31, 2004 and be mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEES OF EACH FUND'S BOARD OF DIRECTORS

CH                       IF                       LAQ
Enrique R. Arzac         Enrique R. Arzac         Enrique R. Arzac
James J. Cattano         Lawrence J. Fox          James J. Cattano
George W. Landau         Richard H. Francis       George W. Landau
Steven N. Rappaport                               Martin M. Torino

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At meetings held on November 30, 2004 for IF and December 2, 2004 for CH and LAQ, each Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2005. PwC has been each Fund's independent registered public accounting firm since that Fund commenced operations, and has informed each Fund that it has no direct or material indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to each Fund by PwC for its fiscal years ended December 31, 2003 and December 31, 2004.

                                                 2003                                  2004
                                 ------------------------------------   ------------------------------------
                                     CH           IF          LAQ          CH            IF           LAQ
Audit Fees                       $   44,022   $   32,190   $   49,900   $   71,450   $   32,000   $   56,150

Audit-Related Fees(1)                15,000        3,000        3,000        7,000        4,500        4,500

Tax Fees(2)                           7,482        7,482        7,482        7,482        7,482        7,482

All Other Fees                            0            0            0            0            0            0

Total                            $   66,504   $   42,672   $   60,382   $   85,932   $   43,982   $   68,132

----------
(1) Services include agreed-upon procedures in connection with the Funds' semi-annual financial statements and the Funds' third quarter 2004 Form N-Q filings. In addition, amounts for The Chile Fund, Inc. include a special review of the tax provision for local Chilean taxes.

(2) Tax services in connection with the Funds' excise tax calculations and review of the Funds' applicable tax returns.

     Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to a Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM, and any service provider to the Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). Each Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or a Fund's officers). Pre-approval by an Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate fees billed by PwC for non-audit services rendered to CH for the fiscal years ended December 31, 2003 and December 31, 2004 were $22,482 and $14,482, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF for the fiscal years ended December 31, 2003 and December 31, 2004 were $10,482 and $11,982, respectively. The aggregate fees billed by PwC for non-audit services rendered to LAQ for the fiscal years ended December 31, 2003 and December 31, 2004 were $10,482 and $11,982, respectively. These amounts include fees for non-audit services required to be pre-approved by the Funds' Audit Committees.

     PwC did not bill any amounts to the Funds for non-audit services rendered to CSAM and Covered Service Providers of the Funds for the fiscal years ended December 31, 2003 and December 31, 2004.

                                  COMPENSATION

     The following table shows certain compensation information for the directors of each Fund for the fiscal year ended December 31, 2004. All officers of the Funds are employees of and are compensated by CSAM. None of the Funds' executive officers or directors who are also officers or directors of CSAM received any compensation from any Fund for such period. None of the Funds has any bonus, profit sharing, pension or retirement plans.

                                                                        TOTAL COMPENSATION FROM FUND
                                        AGGREGATE COMPENSATION             AND FUND COMPLEX PAID TO
NAME OF DIRECTOR                              FROM FUND                           DIRECTORS*
------------------------------   ------------------------------------   ----------------------------
                                     CH          IF           LAQ
NON-INTERESTED DIRECTORS:
Enrique R. Arzac                 $    7,500   $    7,500   $    7,500           $    80,500
James J. Cattano                      7,500          N/A        7,500                30,000
Lawrence J. Fox                         N/A        7,500          N/A                42,500
Richard H. Francis                      N/A        7,000          N/A                74,625
George W. Landau                      7,500          N/A        7,500                38,000
Steven N. Rappaport                   7,500          N/A          N/A                90,025
Riordan Roett**                         N/A          N/A        3,500                 3,500
Martin M. Torino                        N/A          N/A        7,000                21,000

INTERESTED DIRECTORS:
Joseph D. Gallagher***                    0            0          N/A                      0
Michael E. Kenneally                      0            0          N/A                      0
William W. Priest, Jr            $    6,500   $    7,000   $    6,500            $    93,500

----------
  * 48 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.
 ** Mr. Roett resigned from his position as a director of LAQ effective August 9, 2004.
*** Mr. Gallagher resigned from his positions with LAQ and CH effective August 9, 2004 and with IF effective August 10, 2004.

EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE(S) FOR DIRECTOR FOR THAT FUND.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon IF's review of filings made pursuant to Section 13 of the 1934 Act, as of February 25, 2005, to IF's knowledge no shareholder held 5% or more of its Shares. The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of each of CH and LAQ because they possessed or shared voting or investment power with respect to CH's or LAQ's Shares, as applicable:

                                                                   PERCENT
                                            NUMBER OF SHARES         OF
NAME AND ADDRESS                           BENEFICIALLY OWNED      SHARES
----------------------------------------   ------------------      --------
CH
Administradora de Fondos de                     2,374,199           23.41%
Pensiones de Provida, S.A.*
Avenida Pedro de Valdivia 100 Piso 9
Santiago, Chile

A.F.P. Habitat S.A.**                           2,513,860           24.79%
Avenida Providencia 1909 Piso 9 -
Providencia Santiago, Chile

LAQ
City of London***                               1,210,440           19.15%
10 Eastcheap
London EC3M 1LX
England

----------
*    AS STATED IN SCHEDULE 13D FILED WITH THE SEC ON SEPTEMBER 9, 2003.
**   AS STATED IN SCHEDULE 13D FILED WITH THE SEC ON MAY 19, 2004.
***  AS STATED IN SCHEDULE 13G FILED WITH THE SEC ON JANUARY 19, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser , and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that, for the fiscal year ended December 31, 2004, all filing requirements applicable to such persons were complied with except for the following:

     J. Kevin Gao: A Form 3 was not timely filed to report his appointment as Senior Vice President of IF on November 30, 2004 and CH and LAQ on December 2, 2004. A Form 3 was filed on December 15, 2004 to report these events.

     Ajay Mehra: A Form 3 was not timely filed to report his appointment as Chief Legal Officer of the IF on November 30, 2004 and CH and LAQ on December 2, 2004. A Form 3 was filed on December 15, 2004 to report these events.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2006 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than November 1, 2005. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

     Pursuant to the By-laws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) and received at, the relevant Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder to a Fund shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2006 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meetings, other than the matters set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the relevant Fund.

                                                          THE CHILE FUND, INC.
                                                         THE INDONESIA FUND,INC.
                                                        THE LATIN AMERICA EQUITY
                                                               FUND, INC.
                                                        -----------------------
                                                         APRIL 21 AND 22, 2005


3019-PS-05
3911-PS-05
3913-PS-05

                                      PROXY

                            THE INDONESIA FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

         This Proxy is Solicited on Behalf of the Board of DIRECTORS

         I hereby appoint Michael A. Pignataro, Ajay Mehra and J. Kevin Gao, each with the power of substitution, as proxies for the undersigned to vote the shares of The Indonesia Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on April 22, 2005 at 4:00 p.m., Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

         PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/Please mark votes as in this example.

         This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board's nominees for Director named below.

         The Board of Directors of the Fund unanimously recommends a vote "FOR" the nominees named below.

1.       Election of the following nominees as Director:

         Nominees:       (01)   Lawrence J. Fox

                         (02)   Michael E. Kenneally

         FOR the nominees listed       / /  WITHHOLD AUTHORITY to vote for any
         above (except as marked to         individual nominee, strike a line
         the contrary above) / /            through such individual's name above

         (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

         MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT / /

         Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                  Date
          ------------------    --------------

Signature:                  Date
          ------------------    --------------


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.